                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): JUNE 8, 1998


                         COMPUTER LEARNING CENTERS, INC.
          (Exact name of registrant as specified in its charter)

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
DELAWARE                     0-26040                  36-3501869
(State or other juris-       (Commission              (IRS Employer
diction of incorporation     File Number)             Identification
                                                      Number)
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                   11350 RANDOM HILLS ROAD
                         SUITE 240
                     FAIRFAX, VIRGINIA
                                                      22030
        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (703) 359-9333

            --------------------------------------------

       (Former name of former address, if changed since last report)




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ITEM 5. OTHER EVENTS

On June 8, 1998, Computer Learning Centers, Inc. ("CLC") announced that it had reached agreement with the Attorney General of Illinois settling the litigation filed on March 10, 1998. CLC denied any liability or violation of law. In order to avoid the expense and distraction of litigation, CLC entered into a settlement under which it agreed to enhance various aspects of its procedures and create an Ombudsman program to investigate and resolve student complaints. Additionally, CLC has also agreed to establish a four-year program to annually provide computer hardware and software worth $95,000 to schools, programs, community sites, and other non-profit or public institutions in the Chicago area and $10,000 worth of training in computer skills at CLC's Chicago and Schaumburg schools for teachers and other community-based personnel to enable them to make the most effective use of the computer equipment. CLC also agreed to make a voluntary contribution of $90,000 to the Attorney General's consumer education fund.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS

        A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.






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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPUTER LEARNING CENTERS, INC.


                                       By: /s/ Charles L. Cosgrove
                                           ---------------------------
                                               Charles L. Cosgrove
                                             Chief Financial Officer
                                              Date: June 19, 1998




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                      INDEX TO EXHIBITS


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

EXHIBIT NO.    DESCRIPTION                            PAGE NO. IN THIS FILING
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
99.1           Press Release Dated June 8, 1998 ....  Page 5


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


                                                           EXHIBIT 99.1


FAIRFAX, VA - June 8, 1998 - Computer Learning Centers, Inc. (Nasdaq National
Market: CLCX) ("CLC") today announced that it had reached agreement with the Attorney General of Illinois settling the litigation filed on March 10, 1998.

In a consent decree approved this morning by Illinois Circuit Judge Thomas A. Hett, CLC, while denying any liability or violation of law, agreed to enhance various aspects of its procedures. CLC also agreed to create an Ombudsman program to provide for the prompt investigation and impartial resolution of student complaints.

CLC has also agreed to establish a four-year program to annually provide computer hardware and software worth $95,000 to schools, programs, community sites, and other non-profit or public institutions in the Chicago area and $10,000 worth of training in computer skills at CLC's Chicago and Schaumburg schools for teachers and other community-based personnel to enable them to make the most effective use of the computer equipment. CLC also agreed to make a voluntary contribution of $90,000 to the Attorney General's consumer education fund.

"This settlement avoids costly and protracted litigation that would inevitably distract us from our primary goal of providing the highest qualify education to our students," Reid Bechtle, CLC President and CEO, said in announcing the settlement. "While we remain convinced that CLC has always acted within the requirements of Illinois law and in the best interests of our students," Bechtle added, "we believe that the procedures we have agreed to put in place will enhance our schools' performance and provide a more efficient way to resolve the student concerns that are an inevitable part of any educational institution."

Computer Learning Centers provides information and computer-related education and training at 25 Learning Centers in the United States and Canada. The Company designs programs and courses to meet current information technology education needs, offering instruction focused on client/server systems and applications programming, networking administration and management, help desk operations and computer technical support.

This press release contains forward-looking statements. The words "believe," "expect," "intend," "anticipate," and "project," and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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